Related parties	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
Related parties

17. Related parties

The Company’s research and development (R&D) expenses are a combination of third-party expenses and related-party expenses, as detailed below:

	For the Year Ended December 31, 2025
	Third Parties	Related Parties	Total
(in Euros)
Consultants & other third parties	€145,071	€150,811	€295,882
Materials & supplies	1,456,243	-	1,456,244
Compensation (including share-based)	721,095	191,170	912,264
Travel & entertainment	17,976	-	17,976
Other	16,976	-	16,976
Total	€2,357,361	€341,981	€2,699,342

	For the Year Ended December 31, 2024
	Third Parties	Related Parties	Total
(In Euros)
Consultants & other third parties	€262,229	€753,679	€1,015,908
Materials & supplies	2,301,038	-	2,301,038
Compensation (including share-based)	744,959	695,764	1,440,723
Travel & entertainment	29,137	-	29,137
Other	26,048	-	26,048
Total	€3,363,410	€1,449,443	€4,812,854

	For the Year Ended December 31, 2023
	Third Parties	Related Parties	Total
(in Euros)
Consultants & other third parties	€305,289	€1,331,166	€1,636,455
Materials & supplies	3,639,920	-	3,639,920
Compensation (including share-based)	467,557	645,932	1,113,489
Travel & entertainment	44,243	-	44,243
Other	39,965	369	40,334
Total	€4,496,974	€1,977,467	€6,474,441

Related party R&D expenses for consultants & other third parties refer mainly to the costs of preclinical and clinical activities charged by OSR. R&D costs for materials & supplies relate mainly to manufacturing costs charged by the Company’s main manufacturing vendor, AGC Biologics. Compensation costs relate to R&D personnel wages, salaries, and share-based compensation including social contribution and other related personnel costs. Travel & entertainment expenses relate mainly to business trips and scientific conferences. Other R&D expenses relate to minor general operating costs.

The Company recorded research and development expenses of approximately €2.7 million in 2025, €4.8 million in 2024 and €6.5 million in 2023. The tax credit compensation effect was approximately €2.2 million in 2025, €0.5 million in 2024 and €0.4 million in 2023.

The decrease in R&D expenses of approximately €2.1 million was mainly due to several factors as explained above under the section Results of Operations Comparison of Year Ended December 31, 2025 to Year Ended December 31, 2024. The overall decrease of €2.1 million was primarily driven by decreased manufacturing and clinical activities, including fewer drug product batch productions, reduced CRO engagement, lower patient enrollment, and the absence of certain trial-related activities previously associated with the TEM-GBM program. The Company’s strategic focus shifted predominantly to the TEM-GU study, which was in an earlier clinical phase and required a comparatively lower level of exploratory analyses and oversight activities. The decrease was further supported by contractual amendments, consulting cost reductions, management compensation adjustments, and the impact of R&D tax credits. These reductions were partially offset by increased manufacturing associated activities related to the implementation of an Exclusive GMP Suite agreement, although such increase was mitigated by the tax credit benefit.

The decrease in R&D expenses of approximately €1.7 million for the year ended December 31, 2024 compared to the year ended December 31, 2023, was mainly due to several factors as explained above under the section Results of Operations Comparison of Year Ended December 31, 2024 to Year Ended December 31, 2023. The overall decrease was primarily attributable to lower manufacturing and scale-up costs related to lentiviral vector production, reduced technology transfer activities, and decreased fees to OSR in line with contractual payment schedules. These reductions were partially offset by increased clinical trial expenses associated with the commencement of the TEM-GU study in October 2024.

The Company’s general and administrative expenses are also a combination of third-party and related party expenses, as detailed below:

	For the Year Ended December 31, 2025
	Third Parties	Related Parties	Total
(In Euros)
Compensation (including share-based)	€749,515	€1,232,384	€1,981,899
Accounting, legal & other professional	722,836	-	722,836
Communication & IT - related	172,690	-	172,690
Facility & insurance - related	4,556	16,260	20,816
Consultants & others	270,122	36,400	306,522
Others	695,193	4,442	699,635
Total	€2,614,912	€1,289,486	€3,904,398

	For the Year Ended December 31, 2024
	Third Parties	Related Parties	Total
(In Euros)
Compensation (including share-based)	€1,019,056	€1,459,302	€2,478,358
Accounting, legal & other professional	828,592	-	828,592
Communication & IT - related	188,951		188,951
Facility & insurance - related	3,348	14,795	18,143
Consultants & others	561,458	-	561,458
Other	874,165	1,789	875,954
Total	€3,475,570	€1,475,886	€4,951,456

	For the Year Ended December 31, 2023
	Third Parties	Related Parties	Total
(In Euros)
Compensation (including share-based)	€1,218,299	€1,317,068	€2,535,367
Accounting, legal & other professional	1,026,534	-	1,026,534
Communication & IT related Facility	166,416		166,416
Facility & insurance related	6,180	15,731	21,911
Consultants & other third parties	610,103	-	610,103
Other	896,018	2,152	898,170
Total	€3,923,550	€1,334,951	€5,258,501

General and administrative expenses were approximately €3.9 million for the year ended December 31, 2025, as compared to approximately €5.0 million for the year ended December 31, 2024. The decrease of approximately €1.1 million was primarily due to the combined effect of:

1)	a decrease in compensation, (approximately €0.5 million) primarily due to: (1) the reversal of bonus accruals recorded during 2023 and 2024 for the CMO and CFO, which were not subsequently confirmed in part and therefore were not paid in during 2025; (2) the absence of any bonus accruals for 2025, following a change in the Company’s bonus recognition policy;

2)	a net decrease in accounting, legal and other professional (approximately €0.1 million) mainly related to a decrease in external audit expenses;

3)	a net decrease in consultants and other third-party costs (approximately €0.3 million) primarily driven by cost-saving contract amendments and reduced consulting activity. Additionally, certain consultant contracts were not renewed in 2025;

4)	a net decrease in other general and administrative costs (approximately €0.2 million), primarily driven by a decrease in patent maintenance costs (approximately €0.1 million).

General and administrative expenses were approximately €5.0 million for the year ended December 31, 2024, as compared to approximately €5.3 million for the year ended December 31, 2023. The decrease of approximately €0.3 million was primarily attributable to lower professional fees, reduced consultancy expenses, and decreased insurance costs, partially offset by higher legal expenses, increased IT and cybersecurity-related costs, and higher patent maintenance expenses.

The Company’s accounts payable to related parties are comprised as follows:

	At December 31,
	2025	2024	2023
	(in Euros)
San Raffaele Hospital (OSR)	€300,328	€180,116	€170,888
Total	€300,328	€180,116	€170,888

The Company’s accrued expenses to related parties are comprised as follows:

	At December 31,
	2025	2024	2023
	(in Euros)
San Raffaele Hospital (OSR)	€4,415	€128,188	€413,935
Richard Slansky	10,043	243,101	116,738
Pierluigi Paracchi	46,678	336,000	175,254
Francesco Galimi	17,036	-	-
Carlo Russo	-	324,055	155,651
Total	€78,172	€1,031,345	€861,578

The Company has identified the following related parties as of December 31,2025:

●	Pierluigi Paracchi (director, CEO, and co-founder of the Company);

●	Luigi Naldini (co-founder of the Company and chair of the scientific advisory board, until December 31, 2025);

●	Bernhard Rudolph Gentner (co- founder of the Company and member of the scientific advisory board, until December 31, 2025);

●	Richard Slansky (Chief Financial Officer);

●	Francesco Galimi (Acting Chief Medical Officer and Head of Development and advises the Chief Executive Officer);

●	Giacomoantonio Paracchi (member of the Company’s Board of Directors);

●	San Raffaele Hospital (co-founder of the Company, shareholder, main service provider for clinical activity and licensor of brands of any product that can be obtained through research).

The following is a description of the nature of the transactions between the Company and these related parties:

Pierluigi Paracchi

Mr. Pierluigi Paracchi is the Company’s Chief Executive Officer, Chairman, General Manager, and co-founder. His current employment arrangement with the Company, effective April 1, 2025, provides an annual gross salary of €451,560 plus a 40% annual bonus subject to Board approval. Mr. Paracchi also has use of a Company car.

Effective from May 2025, Mr. Pierluigi Paracchi also receives an annual compensation of €45,000 for his role as the Company’s Chairman of the Board of Directors.

For the year ended December 31, 2025, 2024 and 2023 the Company expensed approximately €550,430 (including (€91,105 of social contributions and TFR), €688,000 (including €87,738 of social contributions and TFR) and €692,000 respectively, related to Mr. Pierluigi Paracchi’s compensation.

As of December 31, 2025, Mr. Pierluigi Paracchi received NSOs on a total of 260,000 of the Company’s ADSs, with 80,000 received in June 2025, and 180,000 in December 2025.

As of December 31, 2025, the Company did not accrue any bonus in respect of Mr. Pierluigi Paracchi’s activities performed in 2025, while a bonus of €168,000 was accrued as of December 31, 2024, and December 31, 2023, in respect of his activities performed in 2024 and 2023.

In June 2025, previously accrued performance bonuses for the years 2024 (€168,000) and 2023 (€168,000) were paid, for a total gross amount of €336,000.

Luigi Naldini/Bernhard Rudolph Gentner

Drs. Naldini and Gentner are co-founders of the Company and were an instrumental part of the Company’s SAB – Scientific Advisory Board, with Dr. Naldini as Chairman, and Dr. Gentner as a member. The Company had consulting agreements with each of Drs. Naldini and Gentner.

Dr. Naldini had an advisory agreement approved by the Board of Directors whereby he and his staff performed pre-clinical studies for the Company.

The latest consulting agreement with Dr. Naldini was signed on June 20, 2022, which included an annual fee of €100,000 starting July 1, 2022.

On May 12, 2025, the consulting agreement originally dated October 1, 2015, and subsequently amended on June 20, 2022, was further amended to extend its validity for an additional 12 months, from July 1, 2025, to June 30, 2026. The contract was altered so that it would not be automatically renewed. Additionally, the annual fee for the extended term was reduced to €50,000, effective July 1, 2025.

On October 12, 2025, the consulting agreement, amended on May 12, 2025, was further amended to shorten its term to December 31, 2025, without automatic renewal, for a fixed fee of €6,250.

At December 31, 2025, 2024 and 2023, Dr. Naldini billed €68,750, €100,000 and €100,000 respectively, and all invoices issued were paid before December 31st of each respective year.

Dr. Gentner, like Dr. Naldini, oversaw pre-clinical research related to the Company’s platform technology. In addition, he analyzed clinical biological data. The consulting agreement with Dr. Gentner started on July 1, 2022, and provided fees for an amount of €45,000 per year.

On July 1, 2025, the consulting agreement originally dated April 1, 2016, and subsequently amended on July 1, 2022, was further amended to reduce the annual compensation for Dr. Gentner from €45,000 to €22,500, effective July 1, 2025. The agreement was to remain in effect for a fixed term of one (1) year, from July 1, 2025, through June 30, 2026.

On October 1, 2025, the consulting agreement amended on July 1, 2025, was further amended to shorten its term to December 31, 2025, without automatic renewal, for a fixed fee of €2,814.

In February 2024, Dr. Gentner entered into an addendum to the consulting agreement in which the Company agreed to pay a total one-time fee of up to €15,000 to conduct research, write and submit a scientific research paper. The agreement stipulated the fees that were to be billed progressively, if and when the expected research steps were met.

At December 31, 2025, the second step was achieved, billed and paid for €5,000.

At December 31, 2024, the first step was achieved, billed, and paid for €5,000.

At December 31, 2025, 2024 and 2023 Dr. Gentner billed €35,939, €45,000 and €45,000 respectively, and all invoices issued were paid before December 31st of each respective year.

Richard Slansky

Mr. Richard Slansky is the Chief Financial Officer of the Company. His current employment arrangement is in place with the U.S. subsidiary, and it provides an annual gross compensation of $375,000 plus a 30% bonus subject to Board approval.

For the years ended December 31, 2025, 2024 and 2023 the Company expensed approximately €320,277, €458,000 and €456,000 respectively, related to compensation for Mr. Slansky. At December 31, 2025, the Company did not accrue any bonus in respect of Mr. Slansky’s activities performed in 2025, while a bonus of approximately €108,000 and €116,000 was accrued as of December 31, 2024 and December 31, 2023, in respect of his activities performed in 2024 and 2023.

In June 2025, Mr. Slansky was awarded a bonus of approximately €98,832 (gross amount), related to the activity performed in 2023, and €49,416 (gross amount), related to the activity performed in 2024, and accrued in the respective periods.

The 2023 bonus was allocated as follows:

-	15,338 fully vested NSOs with an exercise price of $4.36 based on the Black-Scholes pricing model in place of €47,997 cash as a portion of the 2023 bonus;

-	€45,902 paid in cash to Mr. Slansky;

-	€2,196 and €1,318, respectively, allocated from Mr. Slansky’s bonus to two (2) finance employees and paid in cash.

The original 2024 bonus amount accrued was approximately €108,000; however, this was reduced by 50% and allocated as follows:

-	7,669 fully vested NSOs with an exercise price of $4.36 based on the Black-Scholes pricing model in place of €23,998 cash as a portion of the 2024 bonus;

-	€18,531 paid in cash to Mr. Slansky;

-	€3,089, €1,853, and €1,235, respectively, allocated from Mr. Slansky’s bonus to three (3) finance employees and paid in cash.

As of December 31, 2025, Mr. Slansky received NSOs on a total of 180,000 of the Company’s ADSs, with 60,000 received in June 2025 with an exercise price of $4.36, and 120,000 in December 2025 with an exercise price of $1.48.

Francesco Galimi

On October 1, 2025, the Company entered into a consulting agreement with FG Consulting Inc., an entity controlled by Francesco Galimi, the Company’s Acting Chief Medical Officer and Head of Development. Under the agreement, ongoing scientific and strategic advisory services are provided by Dr. Galimi and invoiced to the Company through FG Consulting Inc.

The consulting agreement originally dated October 1, 2025, was subsequently amended on October 20, 2025, to extend the term of the agreement from December 31, 2025, to January 31, 2026, and to modify the compensation terms, effective November 1, 2025.

For the year ended December 31, 2025, Dr. Galimi invoiced the Company, through FG Consulting Inc., €25,869 for services provided in his capacity as Acting Chief Medical Officer and Head of Development, and accrued expenses of €17,037 were recognized in relation to such services. In addition, the agreement provided compensation in the form of stock options. A total of 27,110 stock options were granted to the consultant, vesting over the period from November 2025 to January 2026. As of December 31, 2025, the value of the vested options amounted to €33,839.

For the year ended December 31, 2025, Dr. Galimi also invoiced the Company €19,453 for his services as a member of the Board.

Giacomoantonio Paracchi

Mr. Giacomoantonio Paracchi is a member of the Company’s Board of Directors. His annual gross compensation amounts to €30,000, pro-rated for the period from November 2025 through the next shareholders’ meeting.

As of December 31, 2025, Mr. Giacomoantonio Paracchi received compensation of €5,000 for his services as a member of the Board.

OSR – San Raffaele Hospital

OSR - San Raffaele Hospital is a co-founder of the Company, and the Company is a corporate and research spin-off of OSR. OSR is one of the leading biomedical research institutions in Italy and Europe, with a 45-year history of developing innovative therapies and procedures. The Company has agreements to license technology, to perform research, pre-clinical and clinical activities, as well as to lease facilities and obtain certain other support functions. The Company’s headquarters is currently in an OSR facility.

Amended and Restated OSR License Agreement

The Company entered into an Amended and Restated License Agreement (the “ARLA”) with OSR in March 2023. The ARLA replaced the Company’s original license agreement originally entered into with OSR on December 15, 2014, as subsequently amended on March 16, 2017, February 1, 2019, December 23, 2020, September 28, 2021, January 22, 2022, September 29, 2022, and December 22, 2022 (the “Original OSR License Agreement”).

The effectiveness of the ARLA was subject to Italy’s Law Decree No. 21 of March 15, 2012 (i.e., the Italian Golden Power regulations), as subsequently amended and supplemented, and would not become effective until the applicable Italian governmental authority consented to the ARLA. On April 20, 2023, such consent was received and the ARLA became effective.

Pursuant to the terms of the ARLA, OSR has granted the Company an exclusive, royalty-bearing, non-transferrable (except with the prior written consent of OSR), sublicensable, worldwide license, subject to certain retained rights, to (1) certain patents, patent applications and existing know-how for the use in the field(s) of Interferon (“IFN”) gene therapy by lentiviral based-hematopoietic stem and progenitor cells (“HSPC”) gene transfer with respect to any solid cancer indication (including glioblastoma and solid liver cancer) and/or (b) any lympho-hematopoietic indication for which the Company exercises an option (described below); and (2) certain gene therapy products (subject to certain specified exceptions related to replication competent viruses) developed during the license term for use in the aforementioned field(s) consisting of any lentivirals or other viral vectors regulated by miR126 and/or miR130 and/or other miRs with the same expression pattern as miR126 and miR130 in hematopoietic cells for the expression of IFN under the control of a Tie2 promoter. Lympho-hematopoietic indication means any indication related to lympho-hematopoietic malignancies and solid cancer indication means any solid cancer indication (e.g., without limitation, breast, pancreas, colon cancer), with each affected human organ counting as a specific solid cancer indication.

The rights retained by OSR, and extending to its affiliates, include the right to use the licensed technology for internal research within the field(s) of use, the right to use the licensed technology within the field(s) of use other than in relation to the licensed products, and the right to use the licensed technology for any use outside the field(s) of use, but subject to the options described below. In addition, the Company granted OSR a perpetual, worldwide, royalty-free, non-exclusive license to any improvement generated by the Company with respect to the licensed technology, to conduct internal research within the field(s) of use directly, or in or with the collaboration third parties; and, for any use outside the field(s) of use, in which case the license is sublicensable by OSR. Finally, the world-wide rights for the field(s) of use granted to the Company regarding the Lentigen know-how are non-exclusive and cannot be sublicensed due to a pre-existing nonexclusive sublicense to these rights between OSR and GlaxoSmithKline Intellectual Property Development Limited.

Pursuant to the ARLA, the Company has an exclusive option exercisable until April 20, 2026 to any OSR product improvements at no additional cost, which could be useful for the development and/or commercialization of licensed products in the field of use. The Company also has an exclusive option exercisable until April 20, 2026 (the “LHI Option Period”) to any lympho-hematopoietic indication(s) to be included as part of the field of use, on an indication-by-indication basis, subject to the payment of specified option fees and milestone payments:

●	€1.0 million for the first lympho-hematopoietic indication;

●	€0.5 million for the second lympho-hematopoietic indication; and

●	€0.3 million for the third lympho-hematopoietic indication.

No option fee is due for the fourth lympho-hematopoietic indication and any subsequent lympho-hematopoietic indications.

The Company has the right to extend the LHI Option Period twice for additional 12-month periods, subject to the payment of specified extension fees.

Prior to the effective date of the ARLA, the Company paid OSR an upfront fee in amount equal to €250,000 pursuant to the Original OSR License Agreement.

Pursuant to the ARLA, as consideration, the Company agreed to pay OSR additional license fees equal to up to €875,000 in total, which are payable on April 20, 2023, December 31, 2023, and upon our entering into a sublicense agreement with a third party sublicensee (pursuant to which the Company is entitled to receive an upfront payment in an amount exceeding a specified threshold from such sublicensee) during the period between September 30, 2022 and April 20, 2028 (with most of these additional license fees being triggered upon our entering into such a sublicense agreement). In addition, the Company has agreed to pay OSR royalties and on a single digit percentage of the net sales of each licensed product. The royalty may be reduced upon the introduction of generic competition or patent stacking, but in no event would the royalty be less than half of what it would have otherwise been, but for the generic competition or patent stacking. The Company also agreed to pay OSR a royalty of our net sublicensing income for each licensed product and to pay OSR certain milestone payments upon the achievement of certain milestone events, such as the initiation of different phases of clinical trials of a licensed product, market authorization application (“MAA”) approval by a major market country, MAA approval in the United States, the first commercial sale of a licensed product in the United States and certain E.U. countries, and achievement of certain net sales levels.

As part of the ARLA, the Company has agreed to use reasonable efforts to involve OSR in Phase I clinical trials for licensed products in the field of use, subject to OSR maintaining any required quality standards and providing its services on customary and reasonable terms and consistent with then-applicable market standards. The Company is also obligated to carry out its development activities using qualified and experienced professionals and sufficient level of resources. In particular, consistent with the terms of the Original OSR License Agreement, the ARLA continues to require the Company to invest (a) at least €5,425,000 with respect to the development of the licensed products, and (b) at least €2,420,000 with respect to the manufacturing of such licensed products (subject to certain adjustments). (See Note 18. Commitments and contingencies.)

OSR maintains control of the preparation, prosecution and maintenance of the patents licensed. The Company is obligated to pay those costs unless additional licensees benefit from these rights, in which case the cost will be shared pro rata. OSR controls enforcement of the patents and know-how rights, at its own expense. In the event that OSR fails to file suit to enforce such rights after notice from the Company, the Company has the right to enforce the licensed technology within the field of use. Both the Company and OSR must consent to settlement of any such litigation, and all monies recovered will be shared, after reimbursement for costs, in relation to the damages suffered by each party, or failing a bona fide agreement between the Company and OSR, on a 50% - 50% basis.

The ARLA expires upon the expiry of the “Royalty Term” for all licensed products and all countries, unless terminated earlier. The Royalty Term begins on the first commercial sale of a licensed product in each country, on a country by country basis, and ends upon the later of the (a) expiration of the commercial exclusivity for such product in that country (wherein the commercial exclusivity refers to any remaining valid licensed patent claims covering such licensed product, any remaining regulatory exclusivity to market and sell such licensed product or any remaining regulatory data exclusivity for such licensed product), and (b) 10 years from the first commercial sale of such licensed product in such country.

The parties may terminate the agreement in the event the other party breaches its obligations therein, which termination shall become effective 60 business days following written notice thereof to the breaching party. The breaching party shall have the right to cure such breach or default during such 60 business days. OSR may terminate the agreement for failure to pay in the event that the Company fail to pay any of the upfront payment, additional license fees, sublicensing income or milestone payments within 30 days of due dates for each. In addition, OSR may terminate (with a 60-business-day prior written notice) the Company’s rights as to certain fields of use for the Company’s failure to achieve certain development milestones for specified licensed products within certain time periods, which may be subject to extension. In addition, OSR may terminate the agreement in the event that commercialization of a licensed product is not started within 24 months from the grant of both (i) the MAA approval and (ii) the pricing approval of such licensed product, provided that such termination will relate solely to such licensed product and to such country or region to which both such MAA approval and pricing approval were granted.

Amendment to OSR Amended and Restated License Agreement

On September 28, 2023, the Company and OSR entered into an amendment to the ARLA, whereby the Company and OSR agreed that the Company had fulfilled the obligations as set forth in the ARLA specific to Candidate Products 1 pursuant to the CP1 SRA. Furthermore, the amendment provides that the Company and OSR have no further obligations to negotiate and execute a sponsored research agreement for the performance of feasibility studies related to certain gene therapy products consisting of any lentiviral vectors regulated by miR126 and/or miR130 and/or other miRs with the same expression pattern as miR126 and miR130 in hematopoietic cells for the expression of cytokines and their variants (other than IFN or in addition to IFN) under the control of a Tie2 promoter, either alone or in combination with any immunotherapy (“Candidate Products 2”). Notwithstanding the removal of the obligation to enter into a sponsored research agreement with regards to Candidate Products 2, OSR granted the Company an exclusive option, to be exercised by sending written notice to OSR on or before September 30, 2025, to include certain intellectual property related to Candidate Products 2 and Candidate Products 2 as part of the licensed patents and licensed products under the ARLA. The option fee and the Company’s fee to extend the option period, if necessary, remain consistent with the prior fees to those costs reflected in the ARLA specific to Candidate Products 2. OSR will also have the right to prepare, file and prosecute patents and patent applications with respect to the results of Candidate Products 2. The amendment provides that the costs of the foregoing activities will be borne by the Company.

At December 31, 2025, the cumulative total amount of expense for the OSR clinical trial activity from inception amounted to approximately €12.0 million and including the cost for the exercise of the first and the second solid cancer indication option fee of €1.0 million, as well as the cost for ARLA fees of approximately €0.4 million.

At December 31, 2025, there were no pending activities with OSR related to any agreement in place prior to the ARLA effective date, except for the project called “TEM-MM unspent budget reallocated to the TEM-GBM study”, for which the last tranche of activities corresponding to the 20% of the total project of approximately €0.2 million still pending completion.

OSR Sponsored Research Agreement

On August 1, 2023, the Company entered into a Sponsored Research Agreement (“CP1 SRA”), which was contemplated under the ARLA, pursuant to which the Company will fund feasibility studies for certain gene therapy products consisting of any lentiviral vectors regulated by miR126 and/or miR130 and/or other miRs with the same expression pattern as miR126 and miR130 in hematopoietic cells for the expression of IFN under the control of a Tie2 promoter, in combination with any immunotherapy (“Candidate Products 1”), along with three additional research projects, to be conducted at OSR. If OSR determines that additional funds are needed, OSR will inform the Company and provide an estimate for completing the research.

During the period from the date of execution from the CP1 SRA until six months from the last report delivered to the Company under the CP1 SRA (the “CP1 Option Period”), the Company has the exclusive option to include certain intellectual property related to Candidate Products 1 and Candidate Products 1 as part of the licensed patents and licensed products under the ARLA. To exercise this option, the Company must pay an option exercise fee. The Company also has the right to extend the CP1 Option Period twice for additional 24-month periods. The extension requires payment of an extension fee for each 24-month extension.

As of December 31, 2025, the Company recorded and paid approximately €0.5 million for the CP1 SRA studies.

Operating leases

The Company entered into a non-cancelable lease agreement for office space in December 2020, effective since December 2019.

On February 5, 2026, the Company provided formal notice to OSR of its intention to terminate the office lease agreement. The Company has indicated its availability to vacate the premises prior to the contractual expiration date. As of the date of issuance of these financial statements, the Company is awaiting confirmation from OSR regarding the effective termination date and any related financial implications. (see Note 18 Commitments and contingencies below).

Carlo Russo

Dr. Carlo Russo served the Company as Chief Medical Officer and Head of Development until September 30, 2025. He was responsible for the clinical development of Temferon™, the Company’s gene therapy platform.

His employment arrangement was with the U.S. subsidiary and provided for an annual gross salary of $500,000, plus a 30% bonus, subject to Board approval.

In June 2025, previously accrued performance bonuses for the years 2023 and 2024 were reversed for a total amount of approximately €260,000. No bonuses were accrued for the six months ended June 30, 2025.

In June 2025, Dr. Russo received NSOs on 65,000 of the Company’s ADSs, compared to July 2024, when he received NSOs on 100,000 of the Company’s ADSs.

On September 30, 2025, Dr. Carlo Russo resigned and his role was assigned to Dr. Francesco Galimi.

Accordingly, as of the end of the 2025 fiscal year, Dr. Carlo Russo is no longer considered a related party. Any stock options granted to him that had not vested at the time of his resignation were forfeited.